Exhibit 10.3
Execution Version
WAIVER AND
AMENDMENT TO SECURITIES PURCHASE AGREEMENT
This Waiver and Amendment to Securities Purchase Agreement (the “Waiver and Amendment”) is entered into as of the 28th day of March 2018, by and among Myovant Sciences Ltd., an exempted company incorporated and organized under the laws of Bermuda (“Issuer”), Myovant Holdings Limited, a company incorporated in England and Wales with registered number 10317663 (“Myovant England”), Myovant Sciences GmbH, a limited liability company (Gesellschaft mit beschränkter Haftung) incorporated and organized under the laws of Switzerland (“Myovant Switzerland”), Myovant Sciences Ireland Limited, a private company limited by shares organized under the laws of Ireland with registered number 601541 (“Myovant Ireland”), Myovant Sciences, Inc., a Delaware corporation (“Myovant Delaware” and, together with Myovant England, Myovant Switzerland and Myovant Ireland, each a “Guarantor”, and together with Issuer, collectively, the “Note Parties”), the several banks and other financial institutions or entities from time to time parties to the Purchase Agreement (as defined below) (each referred to as a “Purchaser” and collectively referred to as “Purchasers”), and NOVAQUEST PHARMA OPPORTUNITIES FUND IV, L.P., a Cayman Islands exempted limited partnership, in its capacity as administrative agent and collateral agent for itself and Purchasers (in such capacity, the “Agent”).
W I T N E S S E T H
WHEREAS, the Note Parties, Agent and Purchasers    have entered into that certain Securities Purchase Agreement dated as of October 16, 2017 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Purchase Agreement”), pursuant to which Purchasers have agreed to purchase certain Notes from Issuer in accordance with the terms thereof; and
WHEREAS, clause (ii) of Section 2.01(b) of the Purchase Agreement states that “no Purchase Request shall be delivered and no Note shall be issued for a nominal principal amount of less than $1,000,000” (the “Minimum Issuance Amount”); and
WHEREAS, on October 30, 2017, Issuer issued to NovaQuest Pharma Opportunities Fund IV (Parallel), L.P. a Note with a nominal principal amount of $523,364.82 (the “Relevant Note”); and
WHEREAS, Section 11.03(b) of the Purchase Agreement provides that the Note Parties, the Agent and the Required Purchasers may, by written consent, (i) waive certain requirements of the Purchase Agreement and (ii) amend the Purchase Agreement; and
WHEREAS, the Note Parties, the Agent and the Required Purchasers desire to waive the Minimum Issuance Amount as applied to the Relevant Note; and
WHEREAS, the Note Parties, the Agent and the Required Purchasers’ desire to amend the Purchase Agreement pursuant to this Waiver and Amendment to modify the minimum amount of any Purchase Request and the minimum denomination in which any Note may be issued; and
WHEREAS, the undersigned constitute all of the Note Parties, the Agent and the Required Purchasers.
NOW, THEREFORE, in consideration of the premises and of the mutual covenants, conditions and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows.

1.Defined Terms. Capitalized terms used herein (including in the preamble and recitals above) but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Purchase Agreement.
2.    Waiver. Subject to the terms and conditions of this Waiver and Amendment, Agent and the Required Purchasers hereby waive the Minimum Issuance Amount with regard to the Relevant Note. The foregoing waiver is a limited, one-time waiver and, except as expressly set forth herein, shall not be deemed to: (a) constitute a waiver of any other provision or Event of Default under the Purchase Agreement or any other Note Document, whether now existing or hereafter arising, (b) constitute a waiver of any right or remedy of Agent or any Purchaser under the Purchase Agreement or any other Note Document, or (c) establish a custom or course of dealing or conduct between Agent and Purchasers, on the one hand, and any Note Party on the other hand with respect to the waiver of any other provision under the Purchase Agreement or any other Note Document. The foregoing waiver shall not be deemed to constitute a consent of any other act, omission or any breach of the Purchase Agreement or any of the other Note Documents.
3.    Amendment to Purchase Agreement. Subject to the satisfaction of the conditions precedent set forth herein, Section 2.01(b) of the Purchase Agreement is hereby deleted in its entirety and the following language is hereby substituted therefor:
“Purchase Request. To request a Purchase, prior to the Note Purchase Commitment Termination Date, Issuer shall complete, sign and deliver a Purchase Request at least fifteen (15) Business Days before the requested Purchase Date to Agent. Each Purchaser shall purchase Notes in the manner requested by the Purchase Request; provided that (i) each of the conditions precedent to the issuance and sale of such Notes is satisfied as of the requested Purchase Date; (ii) no Purchase Request shall be delivered for an aggregate principal amount of less than $1,150,000; and (iii) no single Note shall be issued in a denomination of less than $100,000.”
4.    Conditions. The effectiveness of this Waiver and Amendment is subject to the satisfaction of the following conditions precedent:
(a)    the execution and delivery of this Waiver and Amendment by the Note Parties, Agent and Required Purchasers, together with such other documents and instruments reasonably requested by Agent; and
(b)    no Event of Default shall have occurred and be continuing.
5.    No Modification. Except as expressly stated herein, the Agent and Purchasers reserve all rights, privileges and remedies under the Note Documents. Except as amended or consented to hereby, the Purchase Agreement and other Note Documents remain unmodified and in full force and effect. All references in the Note Documents to the Purchase Agreement shall be deemed to be references to the Purchase Agreement as amended hereby.
6.    Successors and Assigns. The provisions of this Waiver and Amendment shall inure to the benefit of and be binding on each Note Party and its permitted assigns (if any), except that no Note Party shall assign its obligations hereunder or under any of the other Note Documents without Agent’s express prior written consent, and any such attempted assignment shall be void and of no effect.
7.    Governing Law. This Waiver and Amendment shall be governed by and construed under the laws of the State of New York, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction.

2.

8.    Reaffirmation of Obligations. Each Note Party (a) acknowledges and consents to all of the terms and conditions of this Waiver and Amendment, (b) affirms all of its obligations under the Note Documents and (c) agrees that this Waiver and Amendment does not operate to reduce or discharge such Note Party’s obligations under the Note Documents.
9.    Reaffirmation of Security Interests. Each Note Party (a) affirms that each of the Liens granted in or pursuant to the Note Documents are valid and subsisting and (b) agrees that this Waiver and Amendment shall in no manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Note Documents.
10.    Counterparts. This Waiver and Amendment may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so delivered shall be deemed an original, but all of which counterparts shall constitute but one and the same instrument.
[Signature Pages Follow]

3.

IN WITNESS WHEREOF, the parties hereto have executed this Waiver and Amendment to Securities Purchase Agreement as of the day and year first above written.
ISSUER:
MYOVANT SCIENCES LTD.

Signature:	/s/ Frank Karbe
Print Name:	Frank Karbe
Title:	Principal Accounting Officer
GUARANTORS:
MYOVANT HOLDINGS LIMITED

Signature:	/s/ Evia Mary Soussi
Print Name:	Evia Mary Soussi
Title:	Director
in the presence of:

Witness Signature	/s/ Jason Reader
Print Name:	Jason Reader
Witness Address	First Floor, Templeback, 10 Templeback, Bristol, BS1 6F2
MYOVANT SCIENCES GMBH

Signature:	/s/ Marianne Romeo Dinsmore
Print Name:	Marianne Romeo Dinsmore
Title:	Director

[Signature Page to Waiver and Amendment to Securities Purchase Agreement]

SIGNED
for and on behalf of
MYOVANT SCIENCES IRELAND LIMITED
by its lawfully appointed attorney

David Pierce
Print name of Attorney

in the presence of:

/s/ Lonan Durand	/s/ David Pierce
Witness signature	Signature of Attorney

Lonan Durand
Print Name

3 Oaktree Lawn Carpenterstown Park, Castleknock D15
Print Address

Financial Controller
Witness Occupation

[Signature Page to Waiver and Amendment to Securities Purchase Agreement]

MYOVANT SCIENCES INC.

Signature:	/s/ Frank Karbe
Print Name:	Frank Karbe
Title:	CFO

[Signature Page to Waiver and Amendment to Securities Purchase Agreement]

AGENT:
NOVAQUEST PHARMA OPPORTUNITIES FUND IV, L.P.
By: NQ POF IV GP, L.P., its general partner
By: NQ POF IV GP, LTD, its general partner

Signature:	/s/ John L. Bradley, Jr.
Print Name:	John L. Bradley, Jr.
Title:	Director

PURCHASERS:
NOVAQUEST PHARMA OPPORTUNITIES FUND IV, L.P.
By: NQ POF IV GP, L.P., its general partner
By: NQ POF IV GP, LTD, its general partner

Signature:	/s/ John L. Bradley, Jr.
Print Name:	John L. Bradley, Jr.
Title:	Director

NOVAQUEST PHARMA OPPORTUNITIES FUND IV (PARALLEL), L.P.
By: NQ POF IV GP, L.P., its general partner
By: NQ POF IV GP, LTD, its general partner

Signature:	/s/ John L. Bradley, Jr.
Print Name:	John L. Bradley, Jr.
Title:	Director

[Signature Page to Waiver and Amendment to Securities Purchase Agreement]